EXHIBIT 10.1



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             Schedule Required by Instruction 2 to Item 601 of Regulation S-K


     The employment agreements between the Company and its officers are identical, except for the provisions shown below.


-----------------------------------------------------------------------------------------------------------------------------------
Name and Address         Sex  Birthdate  Degree         ID          Telephone    Contract     Department   Position  Salary  Salary
                                                                      number       Term                               ($)     (Y)
-----------------------------------------------------------------------------------------------------------------------------------

Weng Jianjun             male  8/2/57   Bachelor   610103570802003  13389290210   1/4/06                    Chief     520.43   4200
Residential Community of                Degree                                      to                    Executive
Shaanxi Government,                                                               1/3/08                   Officer
Xi'an City, Shaanxi
Province, China
------------------------------------------------------------------------------------------------------------------------------------
Wang Renhua              male 11/18/69  Bachelor  61040419691180505 13152181925   1/4/06       Assistant   Secretary  371.74   3000
Wei'er Street, Xi'an                    Degree                                      to          of BOD      of the
City,                                                                             1/4/08                     Board
Shaanxi Province, China
------------------------------------------------------------------------------------------------------------------------------------
Jia Andong              male   5/10/61  Bachelor   610111610510003 13892808690    1/4/06      Admin Dept.    Chief
No. 6 of Shuiwen Ally,                  Degree                                      to                       Admin.   371.74   3000
Xi'an City, Shaanxi                                                               1/4/08                    Officer
Province, China
------------------------------------------------------------------------------------------------------------------------------------
Zhu Jie                 male   9/18/60  Diploma  612101196009180410 13363958320   1/4/06      Finance        Chief    371.74   3000
No. 338A of Fenghe Road,                Degree                                     to          Dept.       Financial
Xi'an City, Shaanxi                                                               1/4/08                    Officer
Province, China
------------------------------------------------------------------------------------------------------------------------------------
Xi Peng                 male    5/2/64  Bachelor   610104640502001  13572569238   1/4/06      Sales Dept. Chief Sales 371.74   3000
No. 121 of Youth Road,                  Degree                                      to                      Officer
Xi'an City, Shaanxi                                                               1/4/08
Province, China
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Tang Huachu             male   7/25/63  Bachelor   420800630725001  13002909743 1/4/06       Investment      Chief    371.74   3000
Homestead of Gold Leaf,                 Degree                                    to            Dept.     Investment
No. 100 South West of                                                           1/4/08                      Officer
Second Ring Road,
Xi'an City, Shaanxi
Province, China
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Xue Hailiang             male  12/8/66  Diploma 610426196612080010 029-82072927 1/4/06      Production       Chief    371.74   3000
Dragon Spring                           Degree                                    to          Dept.       Production
Shanzhuang, Er Fang                                                             1/4/08                      Officer
Palace Road, Sanqiao,
Xi'an City, Shaanxi
Provice, China
------------------------------------------------------------------------------------------------------------------------------------
Shi Yongzhi              male  1/18/48  Diploma  612125480118051    13609261973 1/4/06       Quality        Chief     371.74   3000
No. 49 Xiying Road,                     Degree                                    to          Dept.        Quality
Xi'an City, Shaanxi                                                             1/4/08                           Officer
Province, China
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Li Yali                 female 5/21/68  Diploma  610111680521002    13991389626 1/4/06      Financial     Financial   247.83   2000
Floor5, Unite4,                         Degree                                    to        Controller    Controller
Building 4,                                                                     1/4/08         Dept.       Manager
Nanyuan ,Xi'an City ,
Shaanxi Province, China
------------------------------------------------------------------------------------------------------------------------------------



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                         TIAN'AN PHARMACEUTICAL CO.,LTD.

                               Employment Contract


Serial number: TAZY--HRHT--XZ-01

Party A (Employer):Tian'an Pharmaceutical Co., Ltd.

Type of enterprise:   A corporation
                    ----------------------------------------------------------
Legal Representative: Weng JianJun
                      --------------------------------------------------------
Telephone number: 029-85381592-803
                  ------------------------------------------------------------
Address:  11th Flr., XiaoZai, GuoMao Mansion, Xi'an City
         ---------------------------------------------------------------------
Registration place of business license: Torch Rd., Eastern
                                        --------------------------------------
    Development Zone Xi'an City
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Party B (Employee):
                    ----------------------------------------------------------
Gender:                         Date of birth:
        ----------------------                 -------------------------------
Nation:                        Education Degree:
        ----------------------                   -----------------------------

ID Card No.:
             -----------------------------------------------------------------
Home address:
              ----------------------------------------------------------------
Post code:            Telephone No.:
          -----------                -----------------------

      This Contract is signed on a mutual and voluntary basis by and between the following Employer and Employee in accordance with the Labor Law of People's Republic of China.

                                       I.
                              Term of the Contract

      1. The term of this contract is for ____ years and shall commence on __________, _____, and shall continue until _____, _____, unless earlier terminated pursuant to this Contract.

                                       II.
                                 Job Description

      2. The Employer agrees to employ Mr./Ms.____________________ (name) as ________________ (job title) in ______________ Department, located in
____________ (office location and city).


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      3. The work completed by party B should meet the quantity and quality standard made by party A concerning the ____________ (job title).

                                      III.
                               Working Conditions

      4. Party A can arrange Party B to perform timing/irregular intervals work system. To perform the timing work system, the normal working hours of the Employee shall not work more than eight hours a day and the average working hours per week shall not exceed 40 hours. And the party A should ensure that party B has two day's rest per week at least one day's rest in special situation). Party A may extend working hours due to the requirements of its production or business after consultation with Party B, but the extended working hour for a day shall generally not exceed one hour; if such extension is called for due to special reasons and with the condition of guarantee the health of party B, the extended hours shall not exceed four hours a day. However, the total extension in a month shall not exceed thirty-two hours. To perform irregular intervals work system, if party B ensures to complete the work asked by party A, party A has the right to arrange the working time, rest time and holidays.

      5. Party A shall pay party B wages or make up day's rest for working overtime.

      6. Party A should provide Party B with necessary occupational conditions and facilities conforming to the need of the work and establishing and completing the work process, and constitute articles of labor protection to guarantee the safety and health during the working process. Party A shall organize party B have healthy check on terms according to the provisions of relative departments of the state.

      7. Party A should provide party B with professional morality, sanitation, safety, technique and other education and training about bylaws.

                                       IV.
                                  Compensation

     8. Wages shall be paid according to the principle of "to each according to one's work done" and equal pay for equal work.

     9. Party B performs timing work system for party A, and party A shall pay RMB/$_____ per month. Wages paid according to Section 10 for irregular work intervals.

     10. Party B shall pay the workers wages at a rate higher than that for normal working hours according to the following standards in one of the following cases:


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(1)  To pay no less than half day's usual wage for working overtime  extending 2 hours, and one day's wage for extending 4 hours if it's not a rest day of party B or state holiday;
(2) To pay 200 percent of the usual wage for work during rest days if the rest could not be delayed to another time.
(3)  To pay 300 percent of the usual wage for working on state holidays.
(4) During the working time of party B, who carry out the obligations of the country and society, the wage is paid as usual.

      11. Because of the insufficient production of party A, which has party B waited in his/her position, and party A ensures that the wage is beyond RMB500 per month. If this kind of situation lasts over three month, the contract will be terminated automatically.

                                       V.
                            Social Security & Welfare

      12. Party A and party B will pay all mandatory social programs such as insurance, unemployment insurance and medical insurance of the Employee according to the relevant government and city regulations. Party A shall fill in Employee Endowment Insurance Manual for party B, and the manual should be transferred under relevant provisions after the termination or ceasing of the contract.

       13. If party B falls in ill or suffers job injuries, whose sick pay, ill compensation and medical treatment should be enforced in term of the provisions of the state and party A.

      14. The medical insurance treatment of party B are caused by occupational disease or job injuries, according to the relevant provisions.

      15. Party A provides welfare treatments for party B as follows:

            See in Welfare System and relevant provisions of the company.


                                       VI.
                                Labor Discipline

     16. Party B shall comply with the bylaws established by party A, strictly stand to labor safety and sanitation, production processes, operation regulations and production criterions. Party B shall cherish the property, guard the secrets, vindicate the honor and equity of party A, and hew to the occupation morality and actively join the training organized by party A to improve thought consciousness and profession.

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      17. Party A can give party B disciplinary punishments unto cancel the contract according to relevant bylaws of the company.

                                      VII.
         Termination, Modification, Renew and Discharge of the Contract

     18. The relevant clauses of the contract may be modified if the relevant laws, regulations and bylaws have been modified or abolished by the time of signing the Contract.

     19. The relevant clauses of the contract may be modified if the objectively circumstance changed which the pursuant foundation of the contract, and render inoperable execute, which the clauses can be modified through consultation of party A and party B.

     20. The contract may be discharged through consultation by the parties.

     21. The contract may be discharged by the party A with immediate effect and the party B will not be compensated:

     (1)  The party B seriously  violates  disciplines or bylaws of the party A.
     (2) The party B seriously neglects his duty, engages in malpractice for selfish ends and brings significant loss to the party B;
     (3)  The party B is being charged with criminal offences.

     22. The contract may be terminated by the party A by giving notice in written form 30(thirty) days in advance:

      (1) The party B fails ill or is injured to (other than due to work) and after completion of medical treatment, is not able to perform his previous function or any other function the party A assigns to him;
      (2) The party B does not show satisfactory performance and after training and adjusting measures is still not able to perform satisfactorily;
      (3) The parties can not reach an agreement according to the 18th clause of this contract.
      (4) The party A is being consolidated in the legal consolidation period on the brink of bankruptcy or the situation of business is seriously in trouble, under such condition, and after explanation to party B and reporting to relevant labor department, which the contract can be discharged in legal procedure.

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     24. The party B shall not be dismissed according to clause 22 and clause 23 if with following situations:

      (1) The party B is ill or injured (other than due to work) and is within the period of medical leave provided for by applicable PRC law and regulations and Company policy;
      (2) The party B is woman who is pregnant, on maternity leave, or nursing a baby under one year of age.

     25. The party B is ill with occupational disease or injured due to work and has been authenticated fully or partly disabled by the Labor Authentication Commission of province, city and district, which shall be treated as Labor Law or relevant provisions of the country, according to clause 21st nor clause 22nd of this contract.

     26. The contract may be terminated by the party B by giving notice in written form 30(thirty) days in advance.

     27. The party B may inform the party A to discharge the contract at random under the following occasions:

      (1) The party A force the party B to work by violence, duress or illegal restriction to physical freedom;
      (2) The party A does not pay the remuneration of the party B accordance with the relevant clause in the contract.

     28. The contract may be renewed at the expiration through consultation by the parties with the fulfillment of the procedure.

     29. The contract may be terminated when party B retire, quit working or meet the terminating conditions of this contract and contract without fixed term.

                                      VIII.
                                     Damages

     30. Due to either party's fault, if breaching clause 18th to clause 29th of the contract to damage the other party. The damage should be compensated by the faulty party with 3 months' wages accordance with the relevant provisions of this contract.

     31. Party A shall pay economic compensation accordance with following standards, if party A violates following occasions:


                                       5
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     (1)  Party A skimps or  defaults  the wages of party B without  any reason, and refuses to pay party B overtime rewards, which shall pay party B sum wages and rewards in prescribed time and pay party B 25% of wages and rewards in addition as economic compensation;
     (2) Wages paid by party A to party B, which is below the lowest living standard of the city, party A shall make up the insufficient part and pay 25% of the insufficient part as economic compensation.

     32. With following occasions, party A shall pay party B one month wage which as average wages of 12 months before contract expiration as economic compensation, which accordance with the working term, two years working will get two month's wages as compensation by analogy, but it will not over 12 months' compensation. If the working term of party B is under a year, the compensation will be 80% of the average wages before contract expiration.

     (1)  The contract is discharged by party A through  consultation with party
          B;
     (2) The party B does not show satisfactory performance and after training and adjusting measures is still not able to perform satisfactorily, contract may be discharged by party A;
     (3) he party B fails ill or is injured to (other than due to work) and after completion of medical treatment, is not able to perform his previous function or any other function the Employer assigns to him, contract may be discharged by party A;
     (4) The circumstances have materially changed from the date this contract was signed to the extent that it is impossible to execute the contract provided, however, that the parties cannot reach an agreement to amend the contract to reflect the changed circumstances;
     (5) The party A is being consolidated in the legal consolidation period on the brink of bankruptcy or the situation of business is seriously in trouble, under such condition, it is required to reduce the employee (in legal procedure).

     33. Party A does not pay party B economic compensation after expiration of the contract, which will pay party B sum economic compensation with additional 50% of compensation.

     34. When party A will pay party B economic compensation, if the working term of party B is under a year, the compensation standard will be as one year.

     35. The party B fails ill or is injured (other than due to work) and after completion of medical treatment, is not able to perform his previous function or any other function the Employer assigns to him, contract may be discharged by party A. Party A will pay 6 months' medical fee accordance with the average month wage of last year, and if party B fall in serious illness, the additional


                                       6
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compensation will not below 50% of medical fee and will not below 100% if it was mortal disease.

     36. Due to either party A fault, if breaching the contract to damage the other party, that party A shall undertake the breach liability according to the extent to the performance of the contract; damage should be compensated by the party A through consultation with party B accordance with the relevant laws and regulations of PRC.

     37. If party B breaches the contract and causes damage to party A, party B shall undertake the breach liability according to the extent to the performance of the contract; damage should be compensated by party B through consultation with party A accordance with the relevant laws and regulations of PRC.

     38. Party B discharges the contract, and training fee is paid by party A, which party B will pay party B the training fee if the working term of party B is under 3 years.

                                       IX.
                       Additional contents made by parties
    None.

                                       X.
                                 Labor Disputes

      39. Where a labor dispute between the parties takes place during the performance of this contract, the parties concerned may seek for a settlement through consultation; or either party may apply to the labor dispute mediation committee of their unit for mediation; if the mediation fails and one of the parties requests for arbitration, that party may apply to the labor dispute arbitration committee for arbitration. Either party may also directly apply to the labor dispute arbitration committee for arbitration within 60 days starting from the date of the occurrence of a labor dispute. If one of the parties is not satisfied with the adjudication of arbitration, the party may bring the case to a people's court within 15 days of the date of receiving the ruling of arbitration

                                       XI.
                                The other clauses

      40. Hereinafter are bylaws of party A.

(There are no additional clauses).


                                       7
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Appendixes of this contract

      41. The events which are not written in this contract will be performed accordance with relevant provisions.

      42. This contract has two copies, and each party has one.




                                       8
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Party A:                                   Party B:


________________________________           ________________________________
Legal Representative (stamp)               Signature:

Date: __________________________           Date: __________________________


Address: _______________________           Address: _______________________

         _______________________                    _______________________

         _______________________                    _______________________